                                                             HOLLYWOOD PARK, INC
                                                                   Exhibit 10.50
                                                     To Form 10-Q, June 30, 1998


                      MEMORANDUM OF AMENDED AND RESTATED
                      ----------------------------------
                               OPTION AGREEMENT
                               ----------------


     THIS MEMORANDUM OF OPTION AGREEMENT (this "MEMORANDUM"), is made as of this 4th day of June, 1998, by and between DANIEL WEBSTER, a resident of the Commonwealth of Kentucky, MARSHA S. WEBSTER, a resident of the Commonwealth of Kentucky, WILLIAM G. DIUGUID, a resident of the Commonwealth of Kentucky, SARA
T. DIUGUID, a resident of the Commonwealth of Kentucky, J.R. SHOWERS, III, a resident of the State of Indiana, and CAROL A. SHOWERS, a resident of the State of Indiana (collectively, "LANDLORD"), and PINNACLE GAMING DEVELOPMENT CORP., a Colorado corporation ("TENANT"), for the purpose of evidencing their execution of a certain Amended and Restated Option Agreement dated of even date herewith (the "AGREEMENT").


                                  AGREEMENT:

     1. Pursuant to the Agreement, Tenant and Landlord have agreed that Tenant shall have the right or option to lease and Landlord shall have the obligation to lease to Tenant upon the occurrence of certain conditions more particularly described in the Agreement certain real property in Switzerland County, Indiana, as more particularly described on EXHIBIT A attached hereto and made a part
                                  ---------
hereof (the "REAL ESTATE"), together with all rights, privileges, interest, easements, hereditaments, appurtenances, fixtures and improvements now or hereafter belonging, appertaining, located on, attached to, or used in connection with the Real Estate (collectively, the "APPURTENANCES") (the Real Estate, together with the Appurtenances, being referred to herein as the "PROPERTY"); provided, however, Tenant's right to lease the Property shall expire on December 31, 1998, or on December 31, 1999 or December 31, 2000 in the event Tenant extends the Agreement, or such later time as the parties may agree.

     2. It is the intention of the parties hereto that this instrument shall be recorded in the office of the recorder of Switzerland County, State of Indiana for the purpose of effecting and affording record and constructive notice of the contractual interest of Tenant under the Agreement in and to the Property.

     IN WITNESS WHEREOF, the parties have executed this Memorandum of Amended and Restated Option Agreement as of the date first above written.

                                             "LANDLORD"


                                      __/s/ Daniell Webster____________
                                      Daniel Webster


                                      __/s/ Marsha Webster_____________
                                      Marsha Webster


                                      __/s/ William G. Diuguid____________
                                      William G. Diuguid


                                      __/s/ Sara T. Diuguid______________
                                      Sara T. Diuguid


                                      __/s/ J. R. Showers III______________
                                      J.R. Showers, III


                                      __/s/ Carol A. Showers_______________
                                      Carol A. Showers


                                             "TENANT"

                                      PINNACLE GAMING DEVELOPMENT CORP.


                                      By: __/s/ Robert F. List________________
                                          Robert F. List, Treasurer

STATE OF KY         )
                    ) SS:
COUNTY OF Gallatin  )


     Before me, a Notary Public in and for said County and State, personally appeared DANIEL WEBSTER, who being first duly sworn by me upon his oath, acknowledged the execution of the foregoing as his voluntary act and deed.

     WITNESS my hand and Notarial Seal this 4th day of June, 1998.


                                            /s/ Tina M. Logodon
                                         ---------------------------------
                                         Notary Public - Signature

                                                Tina M. Logodon
                                         ---------------------------------
                                         Notary Public - Printed

My Commission Expires:                   My County of Residence:

    03/02/02                                   Gallatin
---------------------------              ---------------------------------


STATE OF KY         )
                    ) SS:
COUNTY OF Gallatin  )


     Before me, a Notary Public in and for said County and State, personally appeared MARSHA WEBSTER, who being first duly sworn by me upon her oath, acknowledged the execution of the foregoing as her voluntary act and deed.

     WITNESS my hand and Notarial Seal this 4th day of June, 1998.


                                            /s/ Tina M. Logodon
                                         ---------------------------------
                                         Notary Public - Signature

                                             Tina M. Logodon
                                         ---------------------------------
                                         Notary Public - Printed

My Commission Expires:                   My County of Residence:

    003/02/02                                Gallatin
---------------------------              ---------------------------------

STATE OF KY         )
                    ) SS:
COUNTY OF Gallatin  )


     Before me, a Notary Public in and for said County and State, personally appeared WILLIAM G. DIUGUID, who being first duly sworn by me upon his oath, acknowledged the execution of the foregoing as his voluntary act and deed.

     WITNESS my hand and Notarial Seal this 4th day of June, 1998.


                                             /s/ Tina M. Logodon
                                         ---------------------------------
                                         Notary Public - Signature

                                             Tina M. Logodon
                                         ---------------------------------
                                         Notary Public - Printed

My Commission Expires:                   My County of Residence:

    03/02/02                                 Gallatin
---------------------------              ---------------------------------


STATE OF KY         )
                    ) SS:
COUNTY OF Gallatin  )

     Before me, a Notary Public in and for said County and State, personally appeared SARA T. DIUGUID, who being first duly sworn by me upon her oath, acknowledged the execution of the foregoing as her voluntary act and deed.


     WITNESS my hand and Notarial Seal this 4th day of June, 1998.


                                             /s/ Tina M. Logodon
                                         ---------------------------------
                                         Notary Public - Signature


                                         ---------------------------------
                                         Notary Public - Printed

My Commission Expires:                   My County of Residence:

    03/02/02                                 Gallatin
---------------------------              ---------------------------------

STATE OF KY         )
                    ) SS:
COUNTY OF Gallatin  )


     Before me, a Notary Public in and for said County and State, personally appeared J.R. SHOWERS, III, who being first duly sworn by me upon his oath, acknowledged the execution of the foregoing as his voluntary act and deed.

     WITNESS my hand and Notarial Seal this 4th day of June, 1998.


                                             /s/ Tina M. Logodon
                                         ---------------------------------
                                         Notary Public - Signature

                                              Tina M. Logodon
                                         ---------------------------------
                                         Notary Public - Printed

My Commission Expires:                   My County of Residence:

    03/02/02                                 Gallatin
---------------------------              ---------------------------------

STATE OF KY         )
                    ) SS:
COUNTY OF Gallatin  )


     Before me, a Notary Public in and for said County and State, personally appeared CAROL A. SHOWERS, who being first duly sworn by me upon her oath, acknowledged the execution of the foregoing as her voluntary act and deed.

     WITNESS my hand and Notarial Seal this 4th day of June, 1998.


                                             /s/ Tina M. Logodon
                                         ---------------------------------
                                         Notary Public - Signature

                                              Tina M. Logodon
                                         ---------------------------------
                                         Notary Public - Printed

My Commission Expires:                   My County of Residence:

    03/02/02                                 Gallatin
---------------------------              ---------------------------------

STATE OF INDIANA KY )
                    ) SS:
COUNTY OF Marion    )


     Before me, a Notary Public in and for said County and State, personally appeared ROBERT F. LIST, known to me to be the Treasurer of PINNACLE GAMING DEVELOPMENT CORP., who being first duly sworn by me upon his oath, acknowledged the execution of the foregoing Memorandum of Option Agreement for and on behalf of said entity.

     WITNESS my hand and Notarial Seal this 4th day of June, 1998.

                                             /s/ Lorretta K. Cook
                                         ---------------------------------
                                         Notary Public - Signature

                                              Lorretta K. Cook
                                         ---------------------------------
                                         Notary Public - Printed

My Commission Expires:                   My County of Residence:

    08/23/01                                 Marion
---------------------------              ---------------------------------